Supplement dated 3-25-2009 to the current Prospectus

Under the heading “Your account,” in the “Additional investor services” subsection, under the subheading “Disclosure of fund holdings” the second paragraph is amended and restated as follows:

On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield;
top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

Supplement dated 3-25-2009 to the Statement of Additional Information

Under the heading “DISCLOSURE OF PORTFOLIO HOLDINGS,” the second sentence in the second paragraph is amended and restated as follows:

     The Trust posts to its Web site at www.jhfunds.com complete portfolio holdings for the Funds fifteen (15) days after each calendar month end.